VOYAGEUR UNIT INVESTMENT TRUST

                         SERIES 1 AND SUBSEQUENT SERIES


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                          TRUST INDENTURE AND AGREEMENT


                                      Among


                 DOUGHERTY, DAWKINS, STRAND & YOST INCORPORATED,


                                  as Depositor


                 WALL STREET TRUST, A BANK OF NEW YORK DIVISION,


                                   as Trustee


                                       and


                    AMERICAN PORTFOLIO ADVISORY SERVICE INC.,


                                  as Evaluator






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                          Dated: /s/October 15, 1986
                                 -------------

                          TRUST INDENTURE AND AGREEMENT
                              --------------------
                                TABLE OF CONTENTS
                   (This Table of Contents is not part of this
                 Trust Indenture and Agreement, but is provided
                       only for convenience of reference)

ARTICLE AND SECTION                                                         PAGE
-------------------                                                         ----
PREAMBLE.......................................................................1

ARTICLE I - DEFINITIONS .......................................................2

ARTICLE II - DEPOSIT OF BONDS; ACCEPTANCE OF TRUST'S
             FORM AND ISSUANCE OF CERTIFICATES ................................5
         Section 2.01 - Deposit of Bonds.......................................5
         Section 2.02 - Acceptance of Trust....................................5
         Section 2.03 - Issue of Certificates..................................6
         Section 2.04 - Form of Certificates...................................6

ARTICLE III - ADMINISTRATION OF TRUST..........................................7
         Section 3.01 - Initial Cost...........................................7
         Section 3.02 - Interest Account...................................... 7
         Section 3.03 - Principal Account......................................7
         Section 3.04 - Reserve Account........................................8
         Section 3.05 - Distribution...........................................8
         Section 3.06 - Distribution Statements...............................13
         Section 3.07 - Sale of Bonds.........................................15
         Section 3.08 - Refunding Bonds.......................................17
         Section 3.09 - Bond Counsel..........................................17
         Section 3.10 - Notice and Sale by Trustee............................18
         Section 3.11 - Trustee Not to Amortize...............................18
         Section 3.12 - Liability of Depositor................................18
         Section 3.13 - Notice to Depositor...................................18
         Section 3.14 - Limited Replacement of Special Bonds..................19

ARTICLE IV - EVALUATION OF BONDS; EVALUATOR...................................21
         Section 4.01 - Evaluation by Evaluator...............................21
         Section 4.02 - Tax Reports...........................................21
         Section 4.03 - Evaluator's Compensation..............................21
         Section 4.04 - Liability of Evaluator................................22
         Section 4.05 - Successor Evaluator...................................22

ARTICLE V - TRUST FUND EVALUATION, REDEMPTION,
            PURCHASE, TRANSFER, INTERCHANGE OR
            REPLACEMENT OF CERTIFICATES.......................................24
         Section 5.01 - Trust Fund Evaluation.................................24
         Section 5.02 - Redemptions by Trustee; Purchase by
                          Depositor...........................................24
         Section 5.03 - Transfer or Interchange of Certificates...............27
         Section 5.04 - Certificates Mutilated, Destroyed,
                          Stolen or Lost......................................27

ARTICLE VI - TRUSTEE..........................................................28
         Section 6.01 - General Definition of Trustee's
                          Liabilities, Rights and Duties......................28
         Section 6.02 - Books, Records and Reports............................31
         Section 6.03 - Indenture and List of Bonds on File...................32
         Section 6.04 - Compensation..........................................32
         Section 6.05 - Removal and Resignation of Trustee;
                          Successor...........................................33
         Section 6.06 - Qualifications of Trustee.............................35

ARTICLE VII - RIGHTS OF CERTIFICATEHOLDERS....................................35
         Section 7.01 - Beneficiaries of Trust................................35
         Section 7.02 - Rights, Terms and Conditions..........................35

ARTICLE VIII - DEPOSITOR......................................................36
         Section 8.01 - Liabilities...........................................36
         Section 8.02 - Discharge.............................................36
         Section 8.03 - Successors............................................37
         Section 8.04 - Resignation...........................................37
         Section 8.05 - Exclusion from Liability..............................38
         Section 8.06 - Annual Fee............................................39

ARTICLE IX - ADDITIONAL COVENANTS; MISCELLANEOUS
             PROVISIONS.......................................................39
         Section 9.01 - Amendments............................................39
         Section 9.02 - Termination...........................................40
         Section 9.03 - Construction..........................................43
         Section 9.04 - Registration of Units.................................43
         Section 9.05 - Written Notice........................................43
         Section 9.06 - Severability..........................................44
         Section 9.07 - Dissolution of Depositor Not to
                          Terminate...........................................44

EXECUTION.....................................................................44

EXHIBIT A - FORM OF CERTIFICATE OF OWNERSHIP.................................A-1


                          TRUST INDENTURE AND AGREEMENT

                             Dated /s/October 15, 1986
                                   -------------

     THIS TRUST INDENTURE AND AGREEMENT, dated as of /s/ October 15, 1986, among Dougherty, Dawkins, Strand & Yost Incorporated (the "Depositor"), The Bank of New York through its Wall Street Trust division (the "Trustee") and American Portfolio Advisory Service Inc. (the "Evaluator").

                                WITNESSETH THAT:

     In consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee and the Evaluator agree as follows:

                                  INTRODUCTION

     This Trust Indenture and Agreement effective as of the day and year first above written shall be applicable to Voyageur Unit Investment Trust, Series 1 and to all subsequent series of Voyageur Unit Investment Trust formed on or subsequent to the date hereof for which the applicability and the incorporation by reference of this Trust Indenture and Agreement is specified in the applicable Reference Trust Agreement relating to such series. For each series of Voyageur Unit Investment Trust to which this Trust Indenture and Agreement is to be applicable, the Sponsor, the Trustee and the Evaluator shall execute a Reference Trust Agreement (or supplement or amendment to such Reference Trust Agreement) incorporating by reference this Trust Indenture and Agreement and designating any exclusion from or exception to such incorporation by reference for the purposes of that series or variation of the terms hereof for the purposes of that series and specifying for that series (a) the Bonds deposited in trust at that time and the number of Units delivered by the Trustee in exchange for the Bonds pursuant to Section 2.03, (b) the initial fractional undivided interest represented by each Unit, (c) the First Distribution Date,
(d) the First General Record Date, (e) the First Settlement Date, (f) the amount of the Trustee advancement with respect to any "when-issued" Bonds deposited in the Trust pursuant to Section 3.05(a), (g) the amount of the distribution to be made on the First Distribution Date pursuant to Section 3.05(a), and (h) any other change or addition contemplated or permitted by this Trust Indenture and Agreement.

                                    ARTICLE I
                                   DEFINITIONS

     Whenever used in this Indenture, the following words and phrases, unless the context clearly indicates otherwise, shall have the following meanings:

     "Basic Agreements" shall mean this Trust Indenture and Agreement dated ___________, 1986 as originally executed, or if amended as hereinafter provided, as so amended, exclusive of the terms contained in the Reference Trust Agreement.

     "Bond" shall mean such of the interest-bearing tax-exempt obligations, including "when-issued" and/or regular way contracts, if any, for the purchase of certain bonds and certified checks, cash or an irrevocable letter of credit or a combination thereof in the amount required for such purchase, deposited in an irrevocable trust and listed in Exhibit A to the Reference Trust Agreement, and any obligations received in exchange or substitution for such obligations pursuant to Sections 3.08 or 3.14 hereof, as may from time to time continue to be held as a part of any Trust Fund.

     "Business Day" shall mean any day other than a Saturday or Sunday, or a legal holiday or a day on which banking institutions are authorized by law to close in the City of New York, or a day on which the New York Stock Exchange is closed.

     "Certificate" shall mean any one of the certificates executed by the Trustee and the Depositor evidencing ownership of an undivided fractional interest in the Trust Fund substantially in the form of the Certificate of Ownership in Exhibit A hereto.

     "Certificateholder" shall mean the registered holder of any Certificate as recorded on the books of the Trustee, his legal representatives and heirs and the successors of any corporation, partnership or other legal entity which is a registered holder of any Certificate and as such shall be deemed a beneficiary of the trust created by this Indenture to the extent of his pro rata share thereof.

     "Contract Bonds" shall mean Bonds which are to be acquired by the Trust Fund pursuant to contracts, including (a) Bonds listed in Exhibit A to the Reference Trust Agreement and (b) Bonds which the Depositor has contracted to purchase for the Trust Fund pursuant to Section 3.14 hereof.

     "Depositor" shall mean Dougherty, Dawkins, Strand & Yost Incorporated and its successors in interest, or any successor depositor or depositors as hereinafter provided for.

     "Evaluation Time" shall mean 4:00 p.m. in the City of New York, New York, during the initial offering period and thereafter.

     "Evaluator" shall mean American Portfolio Advisory Service Inc. and its successors in interest, or any successor evaluator as hereinafter provided for.

     "Failed Contract Notice" shall mean the notice given by the Depositor to the Trustee of the Depositor's inability to deliver a Special Bond to the Trustee after the Depositor is notified that the Special Bond will not be delivered by the seller thereof to the Depositor.

     "First Distribution Date" shall have the meaning assigned to it in Part II of the Reference Trust Agreement.

     "First General Record Date" shall have the meaning assigned to it in Part II of the Reference Trust Agreement.

     "First Settlement Date" shall have the meaning assigned to it in Part II of the Reference Trust Agreement.

     The words "herein," "hereby," "herewith," "hereof," "hereinafter," "hereunder," "hereinabove," "hereafter," "heretofore" and similar words or phrases of reference and association shall refer to this Indenture in its entirety.

     "Indenture" shall mean the Basic Agreement as further amended, supplemented or varied by the Reference Trust Agreement.

     "Mandatory Termination Date" shall mean the end of the calendar year immediately preceding the fiftieth anniversary of the date of the Indenture.

     "Monthly Computation Date" shall mean the first day of each month commencing with the First General Record Date.

     "Monthly Distribution Date" shall mean the fifteenth day of each month following a Monthly Computation Date.

     "Prospectus" means the final prospectus relating to the registration of the Units of the Trust under the Securities Act of 1933.

     "Purchase Period" shall mean the period prior to or simultaneous with the giving of the Failed Contract Notice or within 20 days thereafter during which period the Depositor shall, if possible, purchase or enter into a contract to purchase a New Bond.

     "Quarterly Computation Date" shall mean the first day of March, June, September and December, commencing with the first such date after the First General Record Date.

     "Quarterly Distribution Date" shall mean the fifteenth day of March, June, September and December following a Quarterly Computation Date.

     "Reference Trust Agreement" shall mean a supplement to the Basic Agreement, the purpose of which shall be to amend, supplement and/or vary certain of the terms contained in the Basic Agreement. Each Reference Trust Agreement, together with the Basic Agreement to the extent that such Reference Trust Agreement incorporates it by reference, defines all the terms, rights and duties relevant to the series of Voyageur Unit Investment Trust to which such Reference Trust Agreement relates.

     "Replacement Bonds" shall mean bonds to be held as Bonds hereunder having been purchased or held subject to contracts to purchase in replacement of failed Special Bonds.

     "Semi-Annual Computation Date" shall mean the first day of June and December, commencing with the first such date after the First General Record Date.

     "Semi-Annual Distribution Date" shall mean the fifteenth day of June and December following a Semi-Annual Computation Date.

     "Special Bonds" shall mean Contract Bonds, other than pursuant to a contract to purchase a Replacement Bond, including those purchased on a when, as and if issued basis, which shall have failed due to any occurrence, act or event beyond the control of the Depositor or the Trustee.

     "Total Units" shall have the meaning assigned to it in Part II of the Reference Trust Agreement.

     "Trust" or "Trust Fund" shall mean the Trust created by this Indenture, which shall consist of the Bonds held for the Trust Fund pursuant and subject to this Indenture together with all undistributed interest received or accrued thereon, and any undistributed cash realized from the sale, redemption, liquidation or maturity thereof. Such amounts as may be on deposit in the Reserve Account hereinafter established for the Trust Fund shall be excluded from the Trust Fund.

     "Trustee" shall mean The Bank of New York through its Wall Street Trust division, or any successor trustee as hereinafter provided for.

     "Unit" shall mean the fractional undivided interest in and ownership of the Trust Fund equal to the fraction of the Trust Fund specified in Part II of the Reference Trust Agreement, the denominator of which shall be decreased by the number of any such Units redeemed as provided in Section 5.02.

     "Unit Value" shall mean the value of the pro rata share of each Unit determined on the basis of any evaluation under Section 5.01 hereof.

     Words importing singular number shall include the plural number in each case, and vice versa, and words importing person shall include corporations and associations, as well as natural persons.


                                   ARTICLE II
                     DEPOSIT OF BONDS; ACCEPTANCE OF TRUST'S
                        FORM AND ISSUANCE OF CERTIFICATES

     SECTION 2.01 - DEPOSIT OF BONDS. The Depositor, concurrently with the execution and delivery of the Reference Trust Agreement, will deposit with the Trustee in Trust the Bonds listed in Exhibit A to such Reference Trust Agreement in bearer form or duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form to be held, administered and applied by the Trustee as herein provided. The Depositor shall deliver the Bonds listed on said Exhibit A to the Trustee which were not actually delivered concurrently with the execution and delivery of the Reference Trust Agreement within 90 days after said execution and delivery, or if the contract to buy any Bonds between the Depositor and the seller of such Bonds is terminated by such seller for any reason beyond the control of the Depositor, the Depositor shall forthwith take the remedial action specified in Section 3.14.

     SECTION 2.02 - ACCEPTANCE OF TRUST. The Trustee hereby accepts the Trust herein created for the use and benefit of the Certificateholders, subject to the terms and conditions of this Indenture.

     SECTION 2.03 - ISSUE OF CERTIFICATES. By executing a Reference Trust Agreement, the Trustee will thereby acknowledge receipt of the deposit relating to the Trust to which such Reference Trust Agreement relates, and simultaneously with the receipt of said deposit will execute Certificates substantially in the form of Exhibit A hereto representing the ownership of an aggregate of the Total Units of such Trust. Pending receipt of evidence satisfactory to it of the effectiveness of the registration statement relating to the Certificates under the Securities Act of 1933, the Certificates will be held by the Trustee for the account of the Depositor; provided, however, that notwithstanding any provision to the contrary contained in this Indenture and in lieu of the receipt of Certificates evidencing ownership of Units of the Trust, the Depositor or any Underwriter of the Trust listed under the caption "Public Offering-Underwriting Account" in the Prospectus, at its option, may elect that Units of the Trust owned by it during the initial offering period be reflected by book entry on the books and records of the Trustee. For all purposes, such Depositor or Underwriter shall be deemed the owner of such Units as if a Certificate evidencing ownership of Units of the Trust had actually been issued by the Trustee. The Units reflected by book entry on the books and records of the Trustee may be transferable by the registered owner of such Units by written instrument in form satisfactory to the Trustee. The registered owner of Units reflected by book entry on the books and records of the Trustee shall have the right at any time to obtain Certificates evidencing ownership of such Units.

     SECTION  2.04 - FORM  OF  CERTIFICATES.  Each  Certificate  referred  to in
Section  2.03  is,  and  each   Certificate   hereafter   issued  shall  be,  in
substantially the form contained in Exhibit A hereto, numbered serially for identification, in fully registered form, transferable only on the books of the Trustee as herein provided, executed manually or in facsimile by an authorized officer of the Trustee and in facsimile by the President or one of the Vice Presidents of the Depositor and dated the date of execution and delivery by the Trustee; provided, however, that the Trustee and the Depositor are authorized to take all actions necessary to make the Certificates eligible for deposit at, and for transfer on the books and records of, the Depository Trust Company, 55 Water Street, New York, New York 10041 and Midwest Securities Trust Company, One Financial Place, 440 South LaSalle Street, Chicago, Illinois 60605. The Trustee and the Depositor consent to the taking of all such actions. If and when the Certificates become depository-eligible, in lieu of the receipt of a Certificate evidencing ownership of Units of the Trust, any Certificateholder of the Trust who is a participant in the Depository Trust Company or Midwest Securities Trust Company, at such Certificateholder's option, may elect that Units of the Trust owned by such Certificateholder be reflected by book entry on the books and records of the appropriate depository.

                                   ARTICLE III
                             ADMINISTRATION OF TRUST

     SECTION 3.01 - INITIAL COST. The cost of the initial preparation, printing and execution of the Certificates and this Indenture, the fees of the Evaluator during the initial offering period, the initial fees of the Trustee and the Trustee's counsel and other reasonable expenses in connection therewith shall be paid by the Depositor; provided, however, that the liability on the part of the Depositor for such initial costs, fees and expenses shall not include any fees, costs or other expenses incurred in connection herewith after the execution of this Indenture and the deposit referred to in Section 2.01.

     SECTION 3.02 - INTEREST ACCOUNT. The Trustee shall collect the interest on the Bonds for the Trust Fund as it becomes payable (including all interest accrued but unpaid prior to the date of deposit of the Bonds in Trust and including that part of the proceeds of the sale, liquidation, redemption or maturity of any Bonds which represents accrued interest thereon) and credit such interest to a separate account for the Trust Fund to be known as the "Interest Account."

     SECTION 3.03 - PRINCIPAL ACCOUNT.

     (a) The Bonds and all moneys (except moneys delivered to the Trustee pursuant to subsection (b) hereof) other than amounts credited to the Interest Account, received by the Trustee in respect of the Bonds for the Trust Fund, shall be credited to a separate account for the Trust Fund to be known as the Principal Account."

     (b) Moneys and/or irrevocable letters of credit which are required to cover contracts to purchase bonds are hereby declared to be held in trust by the Trustee for such purchase and shall not be deemed to be part of the Principal Account until (i) the Depositor fails timely to purchase a Contract Bond and has not given the Failed Contract Notice (pursuant to Section 3.14) at which time the moneys and/or letters of credit attributable to the Contract Bond not purchased by the Depositor shall be credited to the Principal Account; or (ii) the Depositor has given the Trustee the Failed Contract Notice at which time the moneys and/or letters of credit attributable to failed contracts referred to in such Notice shall be credited to the Principal Account; provided, however, that if the Depositor also notifies the Trustee in the Failed Contract Notice that it has purchased or entered into a Contract to purchase a Replacement Bond (pursuant to Section 3.14), the Trustee shall not credit such moneys and/or letters of credit to the Principal Account unless the Replacement Bond shall also have failed or is not delivered by the Depositor within two Business Days after the settlement date of such Replacement Bond, in which event the Trustee shall forthwith credit such moneys and/or letters of credit to the Principal Account. The Trustee shall in any case forthwith credit to the Principal Account, and/or cause the Depositor to deposit in the Principal Account, the difference, if any, between the purchase price of the failed Contract Bond and the purchase price of the Replacement Bond, together with any sales charge and accrued interest applicable to such difference and distribute such moneys to the Certificateholders pursuant to Section 3.05.

     SECTION 3.04 - RESERVE ACCOUNT. From time to time the Trustee shall withdraw from the cash on deposit in the Interest Account or the Principal Account of the Trust Fund such amounts as it, in its sole discretion, shall deem necessary to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust Fund. Such amounts so withdrawn shall be credited to a separate account for the Trust Fund which shall be known as the "Reserve Account." The Trustee shall not be required to distribute to the Certificateholders any of the amounts in the Reserve Account; provided, however, that if the Trustee shall, in its sole discretion, determine that such amounts are no longer necessary for payment of any applicable taxes or other governmental charges, then it shall promptly deposit such amounts in the appropriate account.

     SECTION 3.05 - DISTRIBUTION.

     (a) The Trustee, as of the First Settlement Date, shall advance out of its own funds and cause to be deposited in and credited to the Interest Account such amount as may be required to permit payment of the amount of interest accrued on the Bonds in the Trust through such date, and shall pay to the Certificateholder then of record, namely the Depositor, such amount. The Trustee shall also advance from its own funds and pay to the appropriate persons, in an amount not to exceed the amount set forth in Part II of the Reference Trust Agreement, interest which accrues on any "when-issued" Bonds deposited in the Trust from the First Settlement Date to the respective dates of delivery to the Trust of any of such Bonds. The Trustee shall be entitled to be reimbursed, without interest, for such advancement, subject to Section 6.04, and such reimbursement shall be made from the interest received by the Trust.

     The next distribution of funds from the Interest Account shall be made on the First Distribution Date to all holders of record as of the First General Record Date. Subsequent distributions shall be made as hereinafter provided.

     As of each Monthly Computation Date, commencing with the first General Record Date, the Trustee shall, with respect to the Trust Fund:

          (i) deduct from the Interest Account or, to the extent funds are not available in such Account, from the Principal Account and pay to itself individually the amounts that it is at the time entitled to receive pursuant to Sections 6.02 and 6.04 and this Section 3.05;

          (ii) deduct from the Interest Account or, to the extent funds are not available in such Account, from the Principal Account and pay to the Evaluator the amount that it is at the time entitled to receive pursuant to
     Section 4.03;

          (iii) deduct from the Interest Account or, to the extent funds are not available in such Account, from the Principal Account and pay to the Depositor the amount that it is at the time entitled to receive pursuant to
     Section 8.06;

          (iv) deduct from the Interest Account or, to the extent funds are not available in such Account, from the Principal Account an amount equal to the unpaid fees and expenses, if any, including registration charges, Blue Sky fees, printing costs, attorneys' fees, accounting costs and other miscellaneous out-of-pocket expenses, as certified to by the Depositor, incurred in keeping the registration of the Units and the Trust on a current basis pursuant to Section 9.04; provided, however, that no portion of such amount shall be deducted or paid unless the payment thereof from the Trust is at that time permitted under the Investment Company Act of 1940 as evidenced by an opinion of independent counsel to the Depositor; and

          (v) deduct from the Interest Account or, to the extent funds are not available in such Account, from the Principal Account and pay to bond counsel, as hereinafter provided for, an amount equal to unpaid fees and expenses, if any, of such bond counsel as certified to by the Depositor.

     On the Semi-Annual Distribution Date, commencing with the first such date following the First Distribution Date, or within a reasonable period of time thereafter, the Trustee shall, with respect to the Trust, distribute by mail to each Certificateholder of record at the close of business on the preceding Semi-Annual Computation Date, at his post office address, such holder's pro rata share of the balance of the Interest Account of the Trust plus such holder's pro rata share of the cash balance of the Principal Account of the Trust, each computed as of the preceding Semi-Annual Computation Date. The Trustee shall not be required to make a distribution from the Principal Account unless the cash balance on deposit therein available for distribution shall be sufficient to distribute at least $1.00 per Unit.

     (b) In the event the amount on deposit in any Interest Account on a Semi-Annual Distribution Date is not sufficient for the payment of the amount of interest to be distributed on the basis of the aforesaid computation, the Trustee shall advance out of its own funds and cause to be deposited in and credited to the Interest Account such amount as may be required to permit payment of the monthly interest distribution to be made on such SemiAnnual Distribution Date and shall be entitled to be reimbursed, without interest, out of interest received by the Trust Fund on the first Semi-Annual Computation Date following the date of such advance on which such reimbursement may be made without reducing the amount of the Interest Account to an amount less than that required for the next ensuing semi-annual, quarterly or monthly interest distribution.

     (c) In lieu of the semi-annual distributions of interest set forth above, a Certificateholder may elect to receive payments from the Interest Account on a quarterly or monthly basis. The distribution made on the First Distribution Date to Certificateholders as of the First General Record Date, however, shall be made to or upon the order of all holders of Certificates regardless of whether they have chosen to receive subsequent distributions on a different basis.

     Certificateholders desiring to receive quarterly or monthly distributions and who purchase their Certificates prior to the First General Record Date may elect at the time of purchase to receive distributions on a quarterly or monthly basis by notice to the Trustee. Those indicating no preference will be deemed to have elected to receive semi-annual distributions. Such notice shall be effective with respect to subsequent distributions until changed by further notice to the Trustee. In May of each year, the Trustee will furnish each Certificateholder a card to be returned to the Trustee by June 15 of each year if the Certificateholder wishes to change his plan of distribution. Those wishing to change shall so indicate on the card and return it to the Trustee and accompany the card by the surrender of the Certificate to which it relates. Changes may be made only as herein provided and will become effective as of June 2 of such year to continue until further notice.

     For quarterly distributions, the share of the balance in the Interest Account to be distributed to or upon the order of a Certificateholder who has elected to receive quarterly distributions, after the distribution on the First Distribution Date, shall be computed as of the Quarterly Computation Date commencing with the first such day subsequent to the First General Record Date and the date of the Certificate and distribution shall be made as provided herein on or shortly after the Quarterly Distribution Date to the Certificateholder of record on the Quarterly Computation Date. Such computation shall be made on the basis of one-quarter of the estimated annual interest income to the Trust Fund for the ensuing 12 months for the Certificateholders who have elected to receive quarterly distributions, after deduction of the estimated costs and expenses to be incurred on behalf of such Certificateholders during the 12-month period for which such interest income has been estimated.

     For monthly distributions, the share of the balance in the Interest Account to be distributed to or upon the order of a Certificateholder who has elected to receive monthly distributions, after the distribution on the First Distribution Date, shall be computed as of the Monthly Computation Date commencing with the first such day subsequent to the First General Record Date and the date of the Certificate and distribution shall be made as provided herein on or shortly after the Monthly Distribution date to the Certificateholder of record on the Monthly Computation Date. Such computation shall be made on the basis of one-twelfth of the estimated annual interest income to the Trust Fund for the ensuing 12 months for the account of Certificateholders who have elected to receive monthly distributions, after deduction of the estimated costs and expenses to be incurred on behalf of such Certificateholders during the 12-month period for which such interest income has been estimated.

     If on any Monthly Computation Date the pro rata share of the distributable cash balance of the Principal Account exceeds $10.00, the Trustee shall, to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder or an exemptive order issued by the Securities and Exchange Commission thereunder, on the next succeeding Monthly Distribution Date, distribute by mail to each Certificateholder of record as of the close of business on the immediately preceding Monthly Computation Date at his or her address appearing on such Computation Date in the registration books of the Trustee, such Certificateholder's pro rata share of the balance of the Principal Account.

     To the extent practicable, the Trustee shall allocate the expenses of the Trust Fund among Units, giving effect to differences in administrative and operational cost among those who have chosen to receive distributions semi-annually, quarterly or monthly.

     In the event the amount on deposit in the Interest Account for a quarterly or monthly distribution is not sufficient for the payment of the amount of interest to be distributed to Certificateholders participating in such distributions on the basis of the aforesaid computations, the Trustee shall advance its own funds and cause to be deposited in and credited to the Interest Account such amounts as may be required to permit payment of the quarterly or monthly interest distribution to be made as aforesaid and shall be entitled to be reimbursed, without interest, out of interest received by the Trust Fund subsequent to the date of such advance and subject to the condition that any such reimbursement shall be made only under conditions which will not reduce the funds in or available for the Interest Account to an amount less than required for the next ensuing distribution of interest. Distributions to Certificateholders who are participating in one of the optional plans for distribution of interest shall not be affected because of advances by the Trustee for the purpose of equalizing distributions to Certificateholders participating in a different plan.

     (d) The amounts to be so distributed to each Certificateholder shall be that pro rata share of the cash balance of such Interest and Principal Accounts, computed as set forth above, as shall be represented by the Units evidenced by the outstanding Certificate or Certificates registered in the name of such Certificateholder.

     In the computation of each such share, fractions of less than one cent shall be omitted. After any such distribution provided for above, any cash balance remaining in any Interest Account or any Principal Account shall be held in the same manner as other amounts subsequently deposited in each of such Accounts, respectively.

     For the purpose of distribution as herein provided, the holders of record on the registration books of the Trustee at the close of business on each Semi-Annual, Quarterly or Monthly Computation Date shall be conclusively entitled to such distribution, and no liability shall attach to the Trustee by reason of payment to any such registered Certificateholder of record. Nothing herein shall be construed to prevent the payment of amounts from any Interest Account and any Principal Account to individual Certificateholders by means of one check, draft or other proper instrument, provided that the appropriate statement of such distribution shall be furnished therein as provided in Section
3.06 hereof.

     (e) If the Depositor (i) fails to replace any failed Special Bond or (ii) is unable or fails to enter into any contract for the purchase of any Replacement Bond in accordance with Section 3.14, the Trustee shall distribute to all Certificateholders the principal and accrued interest attributable to such Special Bond at the next Monthly Distribution Date which is more than 30 days after the expiration of the Purchase Period or at such earlier time or in such manner as the Trustee in its sole discretion deems to be in the best interest of the Certificateholders. To the extent funds are provided by the Depositor, the Trustee will also distribute at such time the sales charge attributable to such Special Bond.

     If any contract for a Replacement Bond in replacement of a Special Bond shall fail, the Trustee shall distribute the principal and accrued interest attributable to the Special Bond to the Certificateholders at the next Monthly Distribution Date which is more than 30 days after the date on which the contract in respect of such Replacement Bond failed or at such earlier time or in such earlier manner as the Trustee in its sole discretion determines to be in the best interests of the Certificateholders. To the extent funds are provided by the Depositor, the Trustee will also distribute at such time the sales charge attributable to such Special Bond.

     If, at the end of the Purchase Period, less than all moneys attributable to the failed Special Bond have been applied or allocated by the Trustee pursuant to a contract to purchase Replacement Bonds, the Trustee shall distribute the remaining moneys to Certificateholders at the next Monthly Distribution Date which is more than 30 days after the end of the Purchase Period or at such earlier time thereafter as the Trustee in its sole discretion deems to be in the best interests of the Certificateholders.

     SECTION 3.06 - DISTRIBUTION STATEMENTS. With each distribution from the Interest or Principal Accounts of the Trust Fund, the Trustee shall set forth, either in the instrument by means of which payment of such distribution is made or in an accompanying statement, the amount being distributed from each such account expressed as a dollar amount per Unit.

     In the event that the issuer of any of the Bonds in the Trust Fund shall fail to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a monthly distribution, the Trustee shall, with the first such distribution for the Trust Fund following such failure, set forth in an accompanying statement
(a) the name of the issuer and the Bond, (b) the amount of the reduction in the distribution for the Trust Fund per Unit resulting from such failure, (c) the percentage of the aggregate principal amount of Bonds which such Bond represents, and (d) to the extent then determined, information regarding any disposition or legal action with respect to such Bond.

     Within a reasonable period of time after the last Business Day of each calendar year, the Trustee shall furnish to each person who at any time during such calendar year was a Certificateholder of the Trust Fund a statement for the Trust Fund setting forth, with respect to such calendar year:

          (a) as to the Interest Account:

          (i) the amount of interest received on the Bonds (including any earned original issue discount),

          (ii) the amounts paid in connection with purchases of Replacement Bonds pursuant to Section 3.14 and for redemption pursuant to Section 5.02,

          (iii) the deductions for payment of applicable taxes, compensation of the Evaluator, fees and expenses of the Trustee and bond counsel, and the annual fee of the Depositor for portfolio supervisory services, and

          (iv) the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar year;

          (b) as to the Principal Account:

          (i) the dates of the sale, maturity, liquidation or redemption of any of the Bonds and the net proceeds received therefrom, excluding any portion thereof credited to the Interest Account,

          (ii) the amount paid for purchases of  Replacement  Bonds  pursuant to
     Section 3.14 and for redemptions pursuant to Section 5.02,

          (iii) the deductions for payment of applicable taxes, compensation of the Evaluator, fees and expenses of the Trustee and bond counsel, and the annual fee of the Depositor for portfolio supervisory services, and

          (iv) the balance remaining after such distributions and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar year; and

          (c) the following information:

          (i) a list of Bonds disposed of during such calendar year and a list of the Bonds held as of the last Business Day of such calendar year,

          (ii) the number of Units outstanding on the last Business Day of such calendar year,

          (iii) the Unit Value (as defined in Article I) based upon the last Trust Fund evaluation made during such calendar year, and

          (iv) the amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated and expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the record dates for such distributions.

     SECTION 3.07 - SALE OF BONDS. In order to maintain the sound investment character of the Trust Fund, the Depositor may direct the Trustee to sell Bonds at such price and time and in such manner as shall be determined by the Depositor, provided that the Depositor has determined that any one or more of the following conditions exist:

     (a) that there has been a default on such Bonds in the payment of principal or interest, or both, when due and payable;

     (b) that an action or proceeding has been instituted in law or in equity seeking to restrain or enjoin the payment of principal or interest on any such Bonds, attacking the constitutionality of any enabling legislation, or alleging and seeking to have judicially determined the illegality of the issuing body or the constitution of its governing body or officers, the illegality, irregularity or omission of any necessary acts or proceedings preliminary to the issuance of such Bonds, or seeking to restrain or enjoin the performance by the officers or employees of any such issuing body of any improper or illegal act in connection with the administration of funds necessary for debt service on such Bonds or otherwise; or that there exists any other legal question or impediment affecting such Bonds or the payment of debt service on the same;

     (c) that there has occurred any breach of covenant or warranty in any resolution, ordinance, trust, indenture or other document which would adversely affect either immediately or contingently the payment of debt service on such Bonds, or other general credit standing, or otherwise impair the sound investment character of such Bonds;

     (d) that there has been a default in the payment of principal of or interest on any other outstanding obligations of an issuer of such Bonds;

     (e) that in the case of revenue bonds, the revenues and income of the facility or project or other special funds expressly charged and pledged for debt service on any such Bonds shall fall substantially below the estimated revenues or income calculated by the proper officials charged with the acquisition, construction or operation of such facility or project, so that, in the opinion of the Depositor, the retention of such Bonds would be detrimental to the sound investment character of the Trust Fund and to the interest of the Certificateholders;

     (f) that the price of any such Bonds has declined to such an extent, or such other market or credit factor exists, so that in the opinion of the Depositor the retention of such Bonds would be detrimental to the Trust Fund and to the interest of the Certificateholders;

     (g) that such Bonds are the subject of an advance refunding (for the purposes of this Section 3.07(g), an "advance refunding" shall mean when refunding bonds are issued and the proceeds thereof are deposited in an irrevocable trust to retire the Bonds on or before their redemption date); or

     (h) that as of any Record Date such Bonds are scheduled to be redeemed and paid prior to the next succeeding Monthly Distribution Date; provided, however, that as the result of such sale the Trustee will receive funds in an amount sufficient to enable the Trustee to include in the distribution from the appropriate Principal Account on such next succeeding Semi-Annual Distribution Date at least $.50 per Unit.

     Upon receipt of such direction from the Depositor, upon which the Trustee shall rely, the Trustee shall proceed to sell the specified Bonds in accordance with such direction; provided, however, that the Trustee shall not sell any Bonds upon receipt of a direction from the Depositor if it has determined that the conditions in subdivision (h) above exist, unless the Trustee shall receive on account of such sale the full principal amount of such Bonds, plus the premium, if any, and the interest accrued and to accrue thereon to the date of the redemption of such Bonds. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale made pursuant to any such direction or by reason of the failure of the Depositor to give any such direction, and in the absence of such direction the Trustee shall have no duty to sell any Bonds under this Section 3.07 except to the extent otherwise required by Section 3.10 of this Indenture.

     SECTION 3.08 - REFUNDING BONDS. In the event that an offer shall be made by an obligor of any of the Bonds to issue new obligations in exchange and substitution for any issue of Bonds pursuant to a plan for the refunding or refinancing of such Bonds, the Depositor shall instruct the Trustee in writing to reject such offer and either to hold or sell such Bonds, except that if (a) the issuer is in default with respect to such Bonds or (b) in the opinion of the Depositor, given in writing to the Trustee, the issuer will probably default with respect to such Bonds in the reasonably foreseeable future, the Depositor shall instruct the Trustee in writing to accept or reject such offer or take any other action with respect thereto as the Depositor may deem proper. Any obligation so received in exchange shall be deposited in trust hereunder and shall be subject to the terms and conditions of this Indenture to the same extent as the Bonds originally deposited in trust hereunder. Within five days after such deposit, notice of such exchange and deposit shall be given by the Trustee to each Certificateholder, including an identification of the Bond eliminated and the Bonds substituted therefor. Except as set forth in this
Section 3.08 and in Section 3.14, the acquisition by the Trust Fund of any securities other than the Bonds is prohibited.

     SECTION 3.09 - BOND COUNSEL. The Depositor may employ from time to time as it may deem necessary a firm of municipal bond attorneys for any legal services that may be required in connection with the disposition of Bonds pursuant to
Section 3.07 or the substitution of any securities for Bonds as the result of any refunding permitted under Section 3.08. The fees and expenses of such bond counsel shall be paid by the Trustee from the Interest and Principal Accounts as provided for in Section 3.05(c) hereof.

     SECTION 3.10 - NOTICE AND SALE BY TRUSTEE. If at any time the principal of or interest on any of the Bonds shall be in default and not paid or provision for payment thereof shall not have been duly made, the Trustee shall notify the Depositor thereof. If within 30 days after such notification the Depositor has not given any instructions to the Trustee to sell or to hold such Bonds or has not taken any other action in connection with such Bonds, the Trustee shall sell such Bonds forthwith, and the Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of such sale.

     SECTION 3.11 - TRUSTEE NOT TO AMORTIZe. Nothing in this Indenture, or otherwise, shall be construed to require the Trustee to make any adjustments between the Interest and Principal Accounts of the Trust Fund by reason of any premium or discount in respect of any of the Bonds.

     SECTION 3.12 - LIABILITY OF DEPOSITOR. The Depositor shall be under no liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture or for errors in judgment, but shall be liable only for its own gross negligence, lack of good faith or willful misconduct. The Depositor may rely in good faith upon any paper, order, notice, list, affidavit, receipt, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to it by the Trustee, bond counsel or any other persons pursuant to this Indenture and in furtherance of its duties.

     SECTION 3.13 - NOTICE TO DEPOSITOR. In the event that the Trustee shall have been notified at any time of any action to be taken or proposed to be taken by holders of the Bonds (including but not limited to the making of any demand, direction, request, giving of any notice, consent or waiver or the voting with respect to any amendment or supplement to any indenture, resolution, agreement or other instrument under or pursuant to which the Bonds have been issued), the Trustee shall promptly notify the Depositor and shall thereupon take such action or refrain from taking any action as the Depositor shall in writing direct; provided, however, that if the Depositor shall not within five Business Days of the giving of such notice to the Depositor direct the Trustee to take or refrain from taking any action, the Trustee shall take such action as it, in its sole discretion, shall deem advisable. Neither the Depositor nor the Trustee shall be liable to any person for any action or failure to take action with respect to this Section 3.13.

     SECTION 3.14 - LIMITED REPLACEMENT OF SPECIAL BONDS. If any contract in respect to Contract Bonds, other than a contract to purchase a Replacement Bond, including those purchased on a when, as and if issued basis, shall have failed due to any occurrence, act or event beyond the control of the Depositor or the Trustee, the Depositor shall give the Trustee the "Failed Contract Notice." During the Purchase Period, the Depositor shall, if possible, purchase or enter into a contract to purchase a Replacement Bond as part of the Trust in replacement of the failed Special Bond, subject to the satisfaction of all of the following conditions in the case of each purchase or contract to purchase:

     (a) Each Replacement Bond (i) shall bear interest that is excludable from gross income for federal and Minnesota income tax purposes and that is treated for purposes of the federal alternative minimum tax the same as the interest on the Special Bond it replaces, (ii) shall have a fixed maturity date (whether or not entitled to the benefits of any sinking, redemption, purchase or similar fund) not exceeding the date of maturity of the Special Bond it replaces and not less than ten years after the date of purchase, (iii) shall be purchased at a price that results in a yield to maturity and current return, in each case as of the Date of Deposit, which is approximately equivalent to the yield to maturity and the current return of the Special Bond which it replaces, (iv) shall be payable as to principal and interest in legal tender of the United States of America, and (v) shall not be a when, as and if issued Bond.

     (b) Each Replacement Bond shall be rated at least equal to the Special Bond which it replaces by Standard & Poor's Corporation or Moody's Investors Service or comparably rated by any other nationally recognized credit rating service rating debt obligations which shall be designated by the Depositor and shall be satisfactory to the Trustee.

     (c) The purchase price of the Replacement Bonds (exclusive of accrued interest) shall not exceed the principal attributable to the Special Bonds (i.e., the cost of the Special Bonds on the Date of Deposit, exclusive of accrued interest).

     (d) No deposit of Replacement Bonds shall be made after the earlier of (i) 90 days after the date of execution and delivery of the Reference Trust Agreement or (ii) the First Distribution Date.

     (e) The Depositor shall furnish a notice to the Trustee (which may be part of the Failed Contract Notice) in respect of the Replacement Bonds purchased or to be purchased that shall (i) identify the Replacement Bonds, (ii) state that the contract to purchase, if any, entered into by the Depositor is satisfactory in form and substance, and (iii) state that the foregoing conditions of clauses
(a) through (e) have been satisfied with respect to the Replacement Bonds.

     Notwithstanding anything to the contrary in this Section 3.14, no substitution of Replacement Bonds will be made without an opinion of counsel that such substitution will not adversely affect the federal and Minnesota income tax status of the Trust Fund, if such Replacement Bonds when added to all previously purchased Replacement Bonds in the Trust Fund exceed 15% of the principal amount of Bonds initially deposited in the Trust Fund.

     Upon satisfaction of the foregoing conditions with respect to any Replacement Bond, the Depositor shall pay the purchase price for the Replacement Bond from its own resources or, if the Trustee has credited any moneys and/or letters of credit attributable to the failed Special Bond to the Principal Account, the Trustee shall pay the purchase price of the Replacement Bond upon directions from the Depositor from the moneys and/or letters of credit so credited to the Principal Account. If the Depositor has paid the purchase price and, in addition, the Trustee has credited moneys of the Depositor to the Principal Account, the Trustee shall forthwith return to the Depositor the portion of such moneys that is not properly distributable to Certificateholders pursuant to Section 3.05.

     Whenever the Replacement Bond is acquired by the Depositor pursuant to the provisions of this Section 3.14, the Trustee shall, within five days thereafter, mail to all Certificateholders notices of such acquisition, including an identification of the failed Special Bonds and the Replacement Bonds acquired. If paid by the Trustee, the purchase price of the Replacement Bonds shall be paid out of the funds in the Principal Account reserved for the purchase of the failed Special Bonds. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any purchase made pursuant to any such directions, and in the absence of such directions the Trustee shall have no duty to purchase any Bonds under this Indenture. The Depositor shall not be liable for any failure to instruct the Trustee to purchase any Replacement Bonds or for errors of judgment in respect of this Section 3.14; provided, however, that this provision shall not protect the Depositor against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

                                   ARTICLE IV
                         EVALUATION OF BONDS; EVALUATOR

     SECTION 4.01 - EVALUATION BY EVALUATOR. The Evaluator shall separately and promptly determine and promptly furnish to the Trustee and the Depositor upon request the value of each issue of Bonds (treating separate maturities of Bonds as separate issues) as of the Evaluation Time on the bid side of the market on the days on which the Trustee shall make the Trust Fund Evaluation required by
Section 5.01 and, in addition, as of the Evaluation Time on the offering side of the market each Business Day during the initial public offering period as determined  by the  Depositor.  In making the  evaluations,  the  Evaluator  may determine the value of each issue of the Bonds in the Trust Fund by the following methods or any combination thereof which it deems appropriate: (a) on the basis of current bid or offering prices of such Bonds as obtained from investment dealers or brokers (including the Depositor) who customarily deal in public bonds comparable to those held by the Trust Fund, or (b) if bid or offering prices are not available for any of such Bonds, on the basis of bid or offering prices for comparable bonds, or (c) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds. The Evaluator shall also make an evaluation of the Bonds deposited in the Trust Fund as of the Evaluation Time on the day prior to the day said Bonds are deposited under this Indenture. Such evaluation shall be made on the same basis as set forth above and shall be based upon offering prices of said Bonds. In addition to the methods of determining the value of the Bonds described above, the Evaluator may make the initial evaluation in whole or in part by reference to the Blue List of Current Municipal Offerings (a daily publication containing the current public offering prices of public bonds of all grades currently being offered by dealers and banks). The Evaluator's determination of the offering price of the Bonds as of the Evaluation Time on the day prior to the date of deposit shall be included in Exhibit A attached to the Reference Trust Agreement.

     SECTION 4.02 - TAX REPORTS. For the purpose of permitting Certificateholders to satisfy any reporting requirements of applicable federal or state tax law, the Evaluator shall make available to the Trustee and the Trustee shall transmit to any Certificateholder upon request any determinations which concern the Trust Fund to which such Certificateholder's certificate relates made by it pursuant to Section 4.01.

     SECTION 4.03 - EVALUATOR'S COMPENSATION. As compensation for its services hereunder, the Evaluator shall receive against a statement therefor submitted to the Trustee monthly on or before each Monthly Computation Date an amount equal to 1/12 of its annual fee of $.27 per $1,000 principal amount of Bonds, based upon the value of the principal amount of Bonds in the Trust on January 1 (or on the date of deposit of the Bonds in the Trust Fund with respect to the first year); provided that the minimum annual fee which the Evaluator shall receive is $1,500. The Evaluator may from time to time adjust its compensation; provided, however, that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent" or, if such index is no longer published, a similar index. The consent or concurrence of any Certificateholder hereunder shall not be required for any such adjustment or increase. If the cash balances in the Interest and Principal Accounts shall be insufficient to provide for amounts payable pursuant to this Section 4.03, the Trustee shall have the power to sell (a) Bonds from the current list of Bonds designated to be sold pursuant to Section 5.02 hereof or (b) if no such Bonds have been so designated, such Bonds as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 4.03. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Bonds made pursuant to this Section 4.03.

     SECTION 4.04 - LIABILITY OF EVALUATOR. The Trustee, the Depositor and the Certificateholders may rely upon any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The determinations made by the Evaluator hereunder shall be made in good faith upon the basis of the best information available to it. The Evaluator shall be under no liability to the Trustee, the Depositor or the Certificateholders for errors in judgment; provided, however, that this provision shall not protect the Evaluator against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

     SECTION 4.05 - SUCCESSOR EVALUATOR

     (a) The Evaluator may resign and be discharged hereunder by executing an instrument in writing resigning as Evaluator and filing the same with the Depositor and the Trustee not less than 60 days before the date specified in such instrument when, subject to Section 4.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor and the Trustee shall use their best efforts to appoint a successor evaluator having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and the Trustee, in duplicate, one copy of which shall be delivered to the resigning Evaluator and one copy to the successor evaluator. The Depositor and the Trustee may remove the Evaluator at any time upon 30 days' written notice and appoint a successor evaluator having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and the Trustee, in duplicate, one copy of which shall be delivered to the Evaluator so removed and one copy to the successor evaluator. Notice of such resignation or removal and appointment of a successor evaluator shall be mailed by the Trustee to each Certificateholder.

     (b) Any successor evaluator appointed hereunder shall execute, acknowledge and deliver to the Depositor and the Trustee an instrument accepting such appointment hereunder, and such successor evaluator without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named Evaluator herein and shall be bound by all the terms and conditions of this Indenture.

     (c) In case at any time the Evaluator shall resign and no successor evaluator shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositor and the Trustee, the Evaluator may forthwith apply to a court of competent jurisdiction for the appointment of a successor evaluator. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor evaluator.

     (d) Any corporation into which the Evaluator hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Evaluator hereunder shall be a party, shall be the successor evaluator under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the Evaluator may seek to retain certain powers, rights and privileges theretofore obtained for any period of time following such merger or consolidation, to the contrary notwithstanding.

     (e) Any resignation or removal of the Evaluator and appointment of a successor evaluator pursuant to this Section shall become effective upon acceptance of appointment by the successor evaluator as provided in subsection
(b) hereof.

                                    ARTICLE V
                  TRUST FUND EVALUATION, REDEMPTION, PURCHASE,
              TRANSFER, INTERCHANGE OR REPLACEMENT OF CERTIFICATES

     SECTION 5.01 - TRUST FUND EVALUATION. The Trustee shall make an evaluation of the Trust Fund as of the Evaluation Time (a) on each Business Day on which any Unit is tendered for redemption if prior to the Evaluation Time that day, otherwise on the following Business Day, (b) on each Business Day after the initial public offering period, and (c) on any other day desired by the Trustee or requested by the Depositor. Such evaluations shall take into account and itemize separately (i) the cash on hand in the Trust Fund (other than cash declared held specifically for purchase of Contract Bonds under Section 3.14 hereof) or moneys in the process of being collected from matured interest coupons or bonds matured or called for redemption prior to maturity, (ii) the value of each issue of the Bonds (including Contract Bonds) on the bid side of the market as determined by the Evaluator pursuant to Section 4.01, and (iii) interest accrued thereon not subject to collection and distribution. For each such evaluation there shall be deducted from the sum of the above (A) amounts representing any applicable taxes or governmental charges payable out of the Trust Fund and for which no deductions shall have previously been made for the purpose of addition to the Reserve Account, (B) amounts representing accrued expenses of the Trust Fund, including but not limited to unpaid fees and expenses of the Trustee, the Sponsor, the Evaluator and bond counsel, in each case as reported by the Trustee to the Evaluator on or prior to the date of evaluation, and (C) cash held for distribution to Certificateholders of record as of a date prior to the evaluation then being made. The value of the pro rata share of each Unit determined on the basis of any such evaluation, the Unit Value, shall be effective as to (1) all orders received by the Depositor for the purchase or sale of Units and (2) all Units received by the Trustee for redemption prior to the Evaluation Time utilized but subsequent to the preceding evaluation.

     SECTION 5.02 - REDEMPTIONS BY TRUSTEE; PURCHASE BY DEPOSITOR. Any Certificate tendered for redemption by a Certificateholder or his duly authorized attorney to the Trustee at its corporate trust office in the City of New York shall be redeemed by the Trustee on the seventh calendar day following the day on which tender for redemption is made, provided that if such day of redemption is not a Business Day, then such Certificate shall be redeemed on the first Business Day prior thereto (being herein called the "Redemption Date"). Subject to payment by such Certificateholder of any tax or other governmental charges which may be imposed thereon, such redemption is to be made by payment on the Redemption Date of the cash equivalent to the Unit Value, determined by the Evaluator as of the Evaluation Time next following the time at which the tender for redemption is made, plus accrued interest to, but not including, the Redemption Date, multiplied by the number of Units of the Trust Fund represented by such Certificate (herein called the "Redemption Price"). Units received for redemption by the Trustee on any day after the Evaluation Time will be held by the Trustee until the next day on which the New York Stock Exchange is open for trading and will be deemed to have been tendered on such day for redemption at a Redemption Price based upon the Unit Value computed on that day. Units will be deemed to be "tendered" to the Trustee when the Trustee is in physical receipt of the Certificate or Certificates representing such Units in the form and with such documentation as is required to accomplish transfers of Units pursuant to
Section 5.03 hereof.

     The Trustee may in its discretion, and shall when so directed by the Depositor, suspend the right of redemption or postpone the date of payment of the Redemption Price for more than seven calendar days following the day on which tender for redemption is made (a) for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, (b) for any period during which an emergency exists as a result of which disposal by the Trust Fund of the Bonds is not reasonably practicable or it is not reasonably practicable fairly to determine in accordance herewith the value of the Bonds, or (c) for such other period as the Securities and Exchange Commission may by order permit; and shall not be liable to any person or in any way for any loss or damage which may result from any such suspensions or postponement.

     Not later than the close of business on the day of tender of a Unit for redemption by a Certificateholder other than the Depositor, the Trustee shall notify the Depositor of such tender. The Depositor shall have the right to purchase such Unit by notifying the Trustee of its election to make such purchase as soon as practicable thereafter but in no event subsequent to the close of business on the second Business Day after the day on which such Unit was tendered for redemption. Such purchase shall be made by payment for such Unit by the Depositor to the Certificateholder not later than the close of business on the Redemption Date of an amount not less than the Redemption Price which would otherwise be payable by the Trustee to such Certificateholder.

     Any Certificate so purchased by the Depositor may at the option of the Depositor be tendered to the Trustee for redemption at the corporate trust office of the Trustee in the manner provided in the first paragraph of this
Section 5.02.

     If the Depositor does not elect to purchase any Certificate tendered to the Trustee for redemption, or if a Certificate is being tendered by the Depositor for redemption, that portion of the Redemption Price which represents interest shall be withdrawn from the Interest Account of the Trust Fund to the extent available. The balance paid on any redemption, including accrued interest, if any, shall be withdrawn from the Principal Account of the Trust Fund to the extent that funds are available for such purpose. If such available balance shall be insufficient, the Trustee shall sell such of the Bonds currently designated for such purpose by the Depositor as the Trustee in its sole discretion shall deem necessary. In the event that funds are withdrawn from such Principal Account for payment of accrued interest, the Principal Account shall be reimbursed for such funds so withdrawn when sufficient funds are next available in such Interest Account.

     The Depositor shall maintain with the Trustee a current list of Bonds in the Trust Fund designated to be sold for the purpose of redemption of Certificates tendered for redemption and not purchased by the Depositor, and for payment of expenses hereunder, provided that if the Depositor shall for any reason fail to maintain such a list, the Trustee in its sole discretion may designate a current list of Bonds in the Trust Fund for such purposes. The net proceeds of any sales of Bonds from such list representing principal shall be credited to the Principal Account of the Trust and the proceeds of such sales representing accrued interest shall be credited to the Interest Account of the Trust Fund.

     The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Bonds made pursuant to this Section 5.02.

     Certificates evidencing Units redeemed pursuant to this Section 5.02 shall be cancelled by the Trustee and the Unit or Units evidenced by such Certificates shall be terminated by such redemptions.

     SECTION 5.03 - TRANSFER OR INTERCHANGE OF CERTIFICATES. A Certificate may be transferred by the registered holder thereof by presentation and surrender of such Certificate at the corporate trust office of the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the Certificateholder or his authorized attorney, whereupon a new registered Certificate or Certificates for the same number of Units of the Trust Fund executed by the Trustee and the Depositor will be issued in exchange and substitution therefor. Certificates issued pursuant to this Indenture are interchangeable for one or more other Certificates of the Trust Fund in an equal aggregate number of Units and all Certificates issued shall be issued in denominations as may be requested by the Certificateholder of one Unit or any multiple thereof. The Trustee may deem and treat the person in whose name any Certificate shall be registered upon the books of the Trustee as the owner of such Certificate for all purposes hereunder and the Trustee shall not be affected by any notice to the contrary, nor be liable to any person or in any way for so deeming and treating the person in whose name any Certificate shall be so registered.

     A sum sufficient to pay any tax or other governmental charge that may be imposed in connection with any such transfer or interchange shall be paid by the Certificateholder to the Trustee. The Trustee may require a Certificateholder to pay $2.00 for each new Certificate issued on any such transfer or interchange.

     All Certificates cancelled pursuant to this Indenture shall be disposed of by the Trustee without liability on its part.

     SECTION 5.04 - CERTIFICATES MUTILATED, DESTROYED, STOLEN OR LOST. In case any Certificate shall become mutilated or be destroyed, stolen or lost, the Trustee shall execute and deliver a new Certificate of the Trust Fund in exchange and substitution therefor upon the holder's furnishing the Trustee with proper identification and indemnity satisfactory to the Trustee, complying with such other reasonable regulations and conditions as the Trustee may prescribe and paying such expenses as the Trustee may incur. Any mutilated Certificate shall be duly surrendered and cancelled before any new Certificate shall be issued in exchange and substitution therefor. Upon the issuance of any new Certificate, a sum sufficient to pay any tax or other governmental charge and the fees and expenses of the Trustee may be imposed. Any such new Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     In the event the Trust Fund has terminated or is in the process of termination, the Trustee may, instead of issuing a new Certificate in exchange and substitution for any Certificate which shall have become mutilated or shall have been destroyed, stolen or lost, make the distributions in respect of such mutilated, destroyed, stolen or lost Certificate (without surrender thereof except in the case of a mutilated Certificate) as provided in Section 9.02 hereof if the Trustee is furnished with such security or indemnity as it may require to save it harmless, and in the case of destruction, loss or theft of a Certificate, evidence to the satisfaction of the Trustee of the destruction, loss or theft of such Certificate and of the ownership thereof.

                                   ARTICLE VI
                                     TRUSTEE

     SECTION 6.01 - GENERAL DEFINITION OF TRUSTEE'S LIABILITIES, RIGHTS AND DUTIES. The Trustee shall in its discretion undertake such action as it may deem necessary at any and all times to protect the Trust Fund and the rights and interests of the Certificateholders thereof pursuant to the terms of this Indenture; provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Interest and Principal Accounts of the Trust Fund concerned, and the payment of such costs and expenses shall be secured by a prior lien on the Trust Fund. In addition to and notwithstanding the other duties, rights, privileges and liabilities of the Trustee, as otherwise set forth, the liabilities of the Trustee are further defined as follows:

     (a) All moneys deposited with or received by the Trustee hereunder shall be held by it without interest in trust as part of the Trust Fund or Reserve Account until required to be disbursed in accordance with the provisions of this Indenture and such moneys will be segregated by separate recordation on the trust ledger of the Trustee so long as such practice preserves a valid preference under applicable law, or if such preference is not so preserved the Trustee shall handle such moneys in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940.

     (b) The Trustee shall be under no liability for any action taken in good faith on any appraisal, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, evaluation, endorsement, assignment, resolution, draft or other document whether or not of the same kind prima facie properly executed, or for the disposition of moneys, Bonds or Certificates pursuant to this Indenture, or in respect of any evaluation which it is required to make or is required or permitted to have made by others under the Indenture or otherwise, except by reason of its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder; provided, however, that the Trustee shall not in any event be liable or responsible for any evaluation made by the Evaluator. The Trustee may construe any of the provisions of this Indenture, insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any construction of any such provisions by the Trustee in good faith shall be binding upon the parties hereto.

     (c) The Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Indenture or for the due execution hereof by the Depositor or the Evaluator, or for the form, character, genuineness, sufficiency, value or validity of any Bonds or for or in respect to the validity or sufficiency of the Certificates or of the due execution thereof by the Depositor, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Certificateholder or the Depositor other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signatures by or on behalf of the Depositor or the Evaluator.

     (d) The Trustee shall not be under any obligation to appear in, prosecute or defend any action, which in its opinion may involve it in expense or liability, unless as often as required by the Trustee it shall be furnished with reasonable security and indemnity against such expense or liability, and any pecuniary cost of the Trustee from such action shall be deductible from and a charge against the Interest and Principal Accounts of the Trust Fund. The Trustee shall in its discretion undertake such action as it may deem necessary at any and all times to protect the Trust Fund and the rights and interests of the Certificateholders pursuant to the terms of this Indenture; provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Interest and Principal Accounts of the Trust Fund, and the payment of such costs and expenses shall be secured by a lien on the Trust Fund prior to the interests of the Certificateholders.

     (e) The Trustee may employ agents, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, attorneys, accountants or auditors if such agents, attorneys, accountants or auditors shall have been selected with reasonable care. The Trustee shall be fully protected in respect of any action under this Indenture taken, or suffered, in good faith by the Trustee, in accordance with the opinion of its counsel. The fees and expenses charged by such agents, attorneys, accountants or auditors shall constitute an expense of the Trustee reimbursable from the Interest and Principal Accounts of the Trust Fund as set forth in Section 6.04 hereof.

     (f) If at any time there is only one Depositor acting hereunder and such Depositor shall fail to undertake or perform any of the duties which by the terms of this Indenture are required by it to be undertaken or performed or such Depositor shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver of the Depositor or of its property shall be appointed, or any public officer shall take charge or control of the Depositor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any such case the Trustee may:

          (i) appoint a successor depositor who shall act hereunder in all respects in place of the Depositor, which successor shall be satisfactory to the Trustee, and which may be compensated annually, at rates deemed by the Trustee to be reasonable under the circumstances, by deduction from the Interest Account or, to the extent funds are not available in such Account, from the Principal Account of the Trust Fund, but no such deduction shall be made exceeding such reasonable amount as the Securities and Exchange Commission may prescribe in accordance with Section 26(a)(2)(C) of the Investment Company Act of 1940, or any successor provision; or

          (ii) terminate this Indenture and the trust created hereby and liquidate the Trust Fund in the manner provided in Section 9.02.

     (g) If (i) the principal amount of Bonds held in the Trust, as shown by any evaluation by the Trustee pursuant to Section 5.01 hereof, shall be less than 20% of the principal amount of Bonds deposited in the Trust or (ii) by reason of the aggregate redemption by the Depositor, and/or one or more Underwriters, of Units not theretofore sold constituting more than 60% of the number of Units initially authorized, the net worth of the Trust Fund is reduced to less than 40% of the aggregate principal amount of Bonds deposited in the Trust, the Trustee may in its discretion, and shall when so directed by the Depositor, terminate this Indenture and the Trust created hereby, only insofar as they relate to the Trust Fund, and liquidate the Trust Fund, all in the manner provided in Section 9.02.

     (h) The Trustee is authorized and empowered to execute and file on behalf of the Trust Fund any and all documents in connection with consents to service of process, required to be filed under the securities laws of the various states in order to permit the sale of Units of the Trust Fund in such states by the Depositor.

     (i) In no  event  shall  the  Trustee  be  liable  for any  taxes  or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee hereunder or upon or in respect of the Trust Fund which it may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction in the premises. For all such taxes and charges and for any expenses, including counsel fees, which the Trustee may sustain or incur with respect to such taxes or charges, the Trustee shall be reimbursed and indemnified out of the Interest and Principal Accounts of the Trust Fund, and the payment of such amounts so paid by the Trustee shall be secured by a lien on the Trust Fund prior to the interests of the Certificateholders.

     (j) The Trustee, except by reason of its own gross negligence, lack of good faith or willful misconduct, shall not be liable for any action taken, omitted or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

     SECTION 6.02 - BOOKS, RECORDS AND REPORTS. The Trustee shall with respect to the Trust Fund keep proper books of record and account of all the transactions under this Indenture at its corporate trust office, including a record of the name and address of, and the Certificates issued by the Trust Fund and held by, every Certificateholder, and the books and records of the Trust
Fund shall be open to inspection by any Certificateholder of the Trust Fund at all reasonable times during the usual business hours.

     The Trustee shall cause, at Trust expense, audited statements as to the assets and income of the Trust to be prepared on an annual basis by independent public accountants selected by the Depositor; provided, however, if the cost to the Trust for preparation of such statements shall exceed an amount equivalent to $.50 per Unit on an annual basis then the Trustee shall not be required to have such statements prepared. Any such report shall be provided to a Certificateholder upon request.

     The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute or rule or regulation thereunder.

     SECTION 6.03 - INDENTURE AND LIST OF BONDS ON FILE. The Trustee shall keep a certified copy in duplicate original of this Indenture on file at its corporate trust office available for inspection at all reasonable times during the usual business hours by any Certificateholder, together with a current list of the Bonds in the Trust Fund.

     SECTION 6.04 - COMPENSATION. For services performed under this Indenture the Trustee shall be paid with respect to the Trust Fund $.60 per annum per $1,000 principal amount of Bonds for those portions of the Trust Fund representing the semi-annual distribution plan, $.85 per annum per $1,000 principal amount of Bonds for those portions of the Trust Fund representing the quarterly distribution plan and $1.08 per annum per $1,000 principal amount of Bonds for those portions of the Trust Fund representing the monthly distribution plan.

     The Trustee will advance any amounts necessary to cover any excess of (a) the accrued interest on when, as and if issued Bonds delivered after the First Settlement Date over (b) the amounts paid by Certificateholders and available under the letter of credit furnished-by the Depositor, and will be reimbursed therefor when funds become available from interest payments on the particular Bonds with respect to which such payments have been made. In order to provide income to the Certificateholders for this period of non-accrual, the Trustee will during the first year reduce its fee in an amount equal to the amount of interest that would have so accrued on such Bonds between the First Settlement Date and such dates of delivery, up to a maximum of $.60 per Unit.

     Such compensation shall be payable in monthly installments equal to one-twelfth of the estimated annual compensation and shall be computed on the basis of the greatest amount of such principal amount of Bonds in the Trust Fund at any time during the period with respect to which such compensation is being computed. The Trustee may from time to time adjust its compensation as set forth above; provided, however, that total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent" or, if such index is no longer published, a similar index. The consent or concurrence of any Certificateholder hereunder shall not be required for any such adjustment or increase. Such compensation shall be deemed to provide only for the usual normal and proper functions undertaken as Trustee pursuant to this Indenture and, in addition, the Trustee shall charge the Interest and Principal Accounts of the Trust Fund for any and all expenses, including the fees of counsel which may be retained by the Trustee in connection with its activities hereunder, and disbursements incurred hereunder and any extraordinary services performed by the Trustee hereunder. The Trustee shall be indemnified from the Trust Fund and held harmless against any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Trust, including the costs and expenses (including counsel fees) of defending itself against any claim or liability in the premises and including any loss, liability or expense incurred in acting pursuant to written directions to the Trustee given by the Depositor from time to time in accordance with the provisions of this Indenture or in undertaking actions from time to time which the Trustee deems necessary in its discretion to protect the Trust Fund and the rights and interests of the Certificateholders pursuant to the terms of this Indenture. If the cash balances in the Interest and Principal Accounts shall be insufficient to provide for amounts payable pursuant to this Section 6.04, the Trustee shall have the power to sell (a) Bonds from the current list of Bonds designated to be sold pursuant to Section 5.02 hereof or (b) if no such Bonds have been so designated, such Bonds as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 6.04. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Bonds made pursuant to this Section 6.04. All moneys payable to the Trustee pursuant to this Section shall be secured by a lien on the Trust Fund prior to the interests of the Certificateholders.

     SECTION 6.05 - REMOVAL AND RESIGNATION OF TRUSTEE; SUCCESSOR. The following provisions shall provide for the removal and resignation of the Trustee and the appointment of any successor trustee:

     (a) The Trustee or any trustee or trustees hereafter appointed may resign and be discharged of the trust created by this Indenture by executing an instrument in writing resigning as Trustee of such trust and filing the same with the Depositor and mailing a copy of a notice of resignation to all Certificateholders then of record not less than 60 days before the date specified in such instrument when, subject to Section 6.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee as hereinafter provided by written instrument, in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor trustee. In case at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any such case the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the Trustee so removed and one copy to the successor trustee; provided that a notice of such removal and appointment of a successor trustee shall be mailed by the Depositor to each Certificateholder then of record. For the purpose of mailing this notice, the Trustee or its successor shall give the Depositor access to the name and address of every Certificateholder.

     (b) Any successor trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor and to the retiring Trustee an instrument accepting such appointment hereunder, and such successor trustee without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named Trustee herein and shall be bound by all the terms and conditions of this Indenture. Upon the request of such successor trustee, the Depositor and the retiring Trustee shall, upon payment of any amount due the retiring Trustee, or provision therefor to the satisfaction of such retiring Trustee, execute and deliver an instrument acknowledged by them transferring to such successor trustee all the rights and powers of the retiring Trustee; and the retiring Trustee shall transfer, deliver and pay over to the successor trustee all Bonds and moneys at the time held by it hereunder, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the retiring Trustee in the administration hereof as may be requested by the successor trustee, and shall thereupon be discharged from all duties and responsibilities under this Indenture. The retiring Trustee shall, nevertheless, retain a lien upon all Bonds and moneys at the time held by it hereunder to secure any amounts then due the retiring Trustee.

     (c) In case at any time the Trustee shall resign and no successor trustee shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositor, the retiring Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (d) Any corporation into which any trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any trustee under this Indenture shall be the Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

     (e)  Any  resignation  or  removal  of the  Trustee  and  appointment  of a successor trustee pursuant to this Section shall become effective upon acceptance of appointment by the successor trustee as provided in subsection (b) hereof.

     SECTION 6.06 - QUALIFICATIONS OF TRUSTEE. The Trustee shall be a corporation organized and doing business under the laws of the United States or the State of New York which is authorized under such laws to exercise corporate trust powers and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000 and having its principal office and place of business in the Borough of Manhattan, in the City of New York and State of New York.

                                   ARTICLE VII
                          RIGHTS OF CERTIFICATEHOLDERS

     SECTION 7.01 - BENEFICIARIES OF TRUST. By the purchase and acceptance or other lawful delivery and acceptance of any Certificate, the Certificateholder shall be deemed to be a beneficiary of the Trust created by this Indenture and vested with all right, title and interest in the Trust Fund to the extent of the Unit or Units set forth and evidenced by such Certificate, subject to the terms and conditions of this Indenture and of such Certificate.

     SECTION 7.02 - RIGHTS, TERMS AND CONDITIONS. In addition to the other rights and powers set forth in the other provisions and conditions of this Indenture, the Certificateholders of the Trust Fund shall have the following rights and powers and shall be subject to the following terms and conditions:

     (a) A Certificateholder may at any time tender his Certificate or Certificates to the Trustee for redemption in accordance with Section 5.02.

     (b) The death or incapacity of any Certificateholder shall not operate to terminate this Indenture or the Trust, nor entitle his legal representatives or heirs to claim an accounting or to take any action or proceeding in any court of competent jurisdiction for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Each Certificateholder expressly waives any right he may have under any rule of law or the provisions of any statute, or otherwise, to require the Trustee at any time to account, in any manner other than as expressly provided in this Indenture, in respect of the Bonds or moneys from time to time received, held and applied by the Trustee hereunder.

     (c) No Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of any association; nor shall any Certificateholder ever be under any liability to any third persons by reason of any action taken by the parties to this Indenture, or any other cause whatsoever.

     (d) No Certificateholder shall purchase fewer than three Units of the Trust Fund.

                                  ARTICLE VIII
                                    DEPOSITOR

     SECTION 8.01 - LIABILITIES. The Depositor shall be liable in accordance herewith for the obligations imposed upon and undertaken by the Depositor hereunder.

     SECTION 8.02 - DISCHARGE. The following provisions shall provide for the discharge of the Depositor and the liability of the Depositor in the event of the discharge of the Depositor:

     (a) In the event that the Depositor shall fail to undertake or perform any of the duties which by the terms of this Indenture are required by it to be undertaken or performed and such failure shall continue for 30 days after notice to the Depositor from the Trustee or if the Depositor shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the property of the Depositor shall be appointed or any public officer shall take charge or control of the Depositor or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then such Depositor shall forthwith be and shall be deemed to be discharged forever as a Depositor hereunder.

     (b)  Notwithstanding  the discharge of a Depositor in accordance  with this
Section 8.02, such Depositor shall continue to be fully liable in accordance with the provisions hereof in respect of action taken or refrained from under this Indenture by the Depositor before the date of such discharge as fully and to the same extent as if no discharge had occurred.

     SECTION 8.03 - SUCCESSORS. The covenants, provisions and agreements herein contained shall in every case be binding upon any successor to any depositor and shall be binding upon the general partners of any successor depositor which may be a partnership and upon the capital interest of the limited partners of any successor depositor which may be a partnership. In the event of the death, resignation or withdrawal of any partner of any successor depositor which may be a partnership, the partner so dying, resigning or withdrawing shall be relieved of all further liability hereunder if at the time of such death, resignation or withdrawal such successor depositor maintains a net worth (determined in accordance with generally accepted accounting principles) of at least $100,000. In the event of an assignment by any Depositor to a successor corporation or partnership as permitted by the next following sentence, such Depositor and, if such Depositor is a partnership, its partners, shall be relieved of all further liability under this Indenture. Any Depositor may transfer all or substantially all of its assets to a corporation or partnership which carries on the business of such Depositor, if at the time of such transfer such successor duly assumes all the obligations of such Depositor under this Indenture.

     SECTION 8.04 - RESIGNATION. If at any time any Depositor shall desire to resign its position as Depositor hereunder, the Depositor desiring to resign may resign by delivering to the Trustee an instrument executed by such resigning Depositor and the resigning Depositor shall be discharged and shall no longer be liable in any manner hereunder except as to acts or omissions occurring prior to such delivery; provided, however, that concurrently with or subsequent to such resignation the Trustee may appoint a new depositor to assume the duties of the resigning Depositor by an instrument executed by the Trustee and the new depositor. Such new depositor shall not be under any liability hereunder for occurrences or omissions prior to the execution of such instrument.

     SECTION 8.05 - EXCLUSION FROM LIABILITY. The following provisions shall provide for certain exclusions from the liability of the Depositor:

     (a) The Depositor shall not be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture, or for errors in judgment or liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds; provided, however, that this provision shall not protect the Depositor against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. The Depositor may rely in good faith upon any power, order, notice, list, affidavit, receipt, evaluation, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to it by the Trustee, bond counsel, the Evaluator or any other person. The Depositor shall in no event be deemed to have assumed or incurred any liability, duty or obligation to any Certificateholder or the Trustee other than as expressly provided for herein.

     (b) The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Indenture and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.

     (c) None of the provisions of this Indenture shall be deemed to protect or purport to protect the Depositor against any liability to the Trust Fund or to the Certificateholders to which the Depositor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of the Depositor, or by reason of the Depositor's reckless disregard of the obligations and duties of the Depositor under this Indenture.

     SECTION 8.06 - ANNUAL FEE. For services performed under this Indenture, the Depositor will be paid against a statement therefor submitted to the Trustee annually on or before December 1 of each year up to $.25 per Unit outstanding on such December 1 as reimbursement of the costs incurred by the Depositor in rendering its portfolio supervisory services with respect to the portfolio of the Trust, unless such fee shall not be permitted by any governmental regulatory agency having jurisdiction to regulate the payments of such fees. This fee may exceed the actual costs of supervising the portfolio of this Trust but the total amount of fees received under this Section 8.06 by the Depositor in any calendar year, together with similar fees received by it in connection with other series of Voyageur Unit Investment Trust in such calendar year, shall not exceed the aggregate cost of supplying such services. The Depositor will calculate the actual cost of its services by keeping records of the amount of time spent by each employee of the Depositor working on the portfolio supervision and determining what portion of such employee's salary to allocate to such services. The Depositor shall also keep detailed records of the appropriate allocation of the cost of periodicals, computer time, communications expenses and other related expenses.

     The $.25 per Unit outstanding ceiling of the Depositor's fees may be increased from time to time by amounts not exceeding the proportionate increase during the period from the date of this Indenture to the date of any such increase in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent" or, if such index is no longer published, a similar index.

                                   ARTICLE IX
                 ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS

     SECTION 9.01 - AMENDMENTS. This Indenture may be amended from time to time by the parties hereto or their respective successors, without the consent of any of the Certificateholders (a) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein, or (b) to make such other provision in regard to matters or questions arising hereunder as shall not adversely affect the interests of the Certificateholders, and this Indenture may also be amended from time to time by the parties hereto or their successors with the consent of holders of Certificates evidencing 51% of the Units at the time outstanding under the Indenture of the Trust Fund for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions hereof or of modifying in any manner the rights of the holders of Certificates of the Trust Fund; provided, however, that the parties hereto may not amend this Indenture without the consent of 100% of the Certificateholders of the Trust Fund so as to
(i) reduce the aforesaid percentage of Units the holders of which are required to consent to certain amendments or (ii) reduce the interest in the Trust Fund represented by Units evidenced by any Certificate; and provided further that the parties hereto may not amend this Indenture so as to (A) extend the Mandatory Termination Date, (B) increase the number of Units issuable hereunder, except as provided in Section 5.04 hereof, above the Total Units for the Trust or such lesser amount as may be outstanding at any time during the term of this Indenture, (C) subject to Sections 3.08 and 3.14 hereof, permit the deposit or acquisition hereunder of interest-bearing obligations or other securities either in addition to or in substitution for any of the Bonds, or (D) permit the Trustee to engage in business or investment activities not specifically authorized by this Indenture.

     Promptly after the execution of any such amendment, the Trustee shall furnish written notification to all then outstanding Certificateholders of the substance of such amendment, except that no such notification need be given if the amendment merely is to do one or more of the following: to cure an ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein.

     SECTION 9.02 - TERMINATION. This Indenture and the Trust created hereby shall terminate as to the Trust upon the maturity, redemption, sale or other disposition as the case may be of the last Bond held hereunder in the Trust Fund, unless sooner terminated as herein specified, and may be terminated at any time by written instrument executed by the Depositor and consented to by holders of Certificates evidencing 51% of all Units then outstanding under this Indenture; provided that in no event shall this Trust continue beyond the Mandatory Termination Date. In addition, as set forth in Section 6.01(g), if (i) the principal amount of Bonds held in the Trust, as shown by any evaluation by the Trustee pursuant to Section 5.01 hereof, shall be less than 20% of the principal amount of Bonds deposited in the Trust or (ii) by reason of the aggregate redemption by the Depositor, and/or one or more Underwriters, of Units not theretofore sold constituting more than 60% of the number of Units initially authorized, the net worth of the Trust Fund is reduced to less than 40% of the aggregate principal amount of Bonds deposited in the Trust, the Trustee may in its discretion, and shall when so directed by the Depositor, terminate this Indenture and the Trust created hereby insofar as they relate to the Trust Fund. Written notice of any termination, specifying the time or times at which the Certificateholders may surrender their Certificates for cancellation, shall be given by the Trustee to each Certificateholder of the terminated Trust Fund, at his address appearing in the registration books of the Trustee. Within a reasonable period of time after such termination of the Trust Fund, the Trustee shall fully liquidate the Bonds then held in the Trust Fund, if any, and shall with respect to the Trust Fund in the case of a termination of the Trust:

     (a) deduct from the Interest Account or, to the extent that funds are not available in such Account, from the Principal Account and pay to itself individually an amount equal to the sum of (i) its accrued compensation for its ordinary recurring services in connection with the Trust Fund, (ii) any compensation due it for its extraordinary services in connection with the Trust Fund, and (iii) any costs, expenses or indemnities in connection with the Trust Fund as provided herein;

     (b) deduct from the Interest Account or, to the extent that funds are not available in such Account, from the Principal Account and pay any unpaid fees and expenses of the Evaluator and of bond counsel in connection with the Trust Fund, if any, as directed and certified to by the Depositor;

     (c) deduct from the Interest Account or, to the extent that funds are not available in such Account, from the Principal Account an amount equal to the unpaid fees and expenses, if any, of the Depositor, including registration charges, expenses of registering the Trust or the Units under various state laws as required, printing costs, attorneys' fees, auditing costs and other miscellaneous out-of-pocket expenses, as certified to by the Depositor, incurred in keeping the registration of the Units and the Trust on a current basis pursuant to Section 9.04; provided, however, that no portion of such amount shall be deducted or paid unless the payment thereof from the Trust is at that time permitted under the Investment Company Act of 1940 as evidenced by an opinion of independent counsel to the Depositor;

     (d) deduct from the Interest Account or the Principal Account any amounts which may be required to be deposited in the Reserve Account to provide for payment of any applicable taxes or other governmental charges and any other amounts which may be required to meet expenses incurred of the Trust Fund under this Indenture;

     (e) distribute to each Certificateholder of the Trust Fund, upon surrender for cancellation of his Certificate or Certificates, such holder's pro rata share of the balance of the Interest Account;

     (f) distribute to each Certificateholder of the Trust Fund, upon surrender for cancellation of his Certificate or Certificates, such holder's pro rata share of the balance of the Principal Account; and

     (g) together with such distribution to each Certificateholder as provided for in (e) and (f), furnish to each such Certificateholder a final distribution statement as of the date of the computation of the amount distributable to Certificateholders, setting forth the data and information in substantially the form and manner provided for in Section 3.06 hereof.

     The amounts to be so distributed to each Certificateholder shall be that pro rata share of the balance of the total Interest and Principal Accounts of the Trust Fund as shall be represented by the Units therein evidenced by the outstanding Certificate or Certificates held of record by such Certificateholder.

     The Trustee shall be under no liability with respect to moneys held by it in the Interest, Reserve and Principal Accounts upon termination except to hold the same in trust without interest until disposed of in accordance with the terms of this Indenture.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the liquidation distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the moneys and other assets which remain in trust hereunder in the Trust Fund.

     SECTION 9.03 - CONSTRUCTION. This Indenture is delivered in the State of New York and all laws or rules of construction of such state shall govern the rights of the parties hereto and the Certificateholders and the interpretation of the provisions hereof.

     SECTION 9.04 - REGISTRATION OF UNITS. The Depositor agrees and undertakes on its own part to initially register the Units and the Trust Fund with the Securities and Exchange Commission and under the Blue Sky laws of such states as the Depositor may select. If the Depositor shall maintain a market in the Units, the Depositor shall, if required by applicable law, keep the registration of the Units and the Trust Fund with the Securities and Exchange Commission and under the applicable securities laws of such states as the Depositor may select on a current basis. Registration charges, Blue Sky fees, printing costs, attorneys' fees and other miscellaneous out-of-pocket expenses incurred pursuant to this Section and related to all Units shall be borne by the Trust only to the extent and in the manner provided for by Section 3.05. To the extent that such expenses cannot be borne by the Trust, they shall be borne by the Depositor. The Depositor shall be under no obligation to maintain a market in the Units and, if it shall maintain such a market, it may cease to do so immediately at any time and from time to time and without notice. The Depositor shall do all things that may be necessary or required to comply with this provision and the Trustee shall not incur any liability or be under any obligation in connection therewith.

     SECTION 9.05 - WRITTEN NOTICE. Any notice, demand, direction or instruction to be given to the Depositor hereunder shall be in writing and shall be duly given if mailed or delivered to the Depositor at Dougherty, Dawkins, Strand & Yost Incorporated, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, Attention: Kenneth E. Dawkins, or at such other address as shall be specified by the Depositor to the other parties hereto in writing. Any notice, demand, direction or instruction to be given to the Trustee shall be in writing and shall be duly given if mailed or delivered to the corporate trust office of the Trustee, The Bank of New York, Wall Street Trust division, 67 Broad Street, New York, New York 10004, Attention: UIT Administration, or such other address as shall be specified to the other parties hereto by the Trustee in writing. Any notice, demand, direction or instruction to be given to the Evaluator shall be in writing and shall be duly given if mailed or delivered to American Portfolio Advisory Service Inc., 1001 Warrenville Road, Lisle, Illinois 60532, Attention:
President. Any notice to be given to the Certificateholders shall be duly given if mailed or delivered to each Certificateholder at the address of such holder appearing in the registration books of the Trustee.

     SECTION 9.06 - SEVERABILITY. If any one or more of the covenants, agreements, provisions or terms of this Indenture shall be held contrary to any express provision of law or contrary to policy of express law, though not expressly prohibited, or against public policy, or shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Certificates or the rights of the holders thereof.

     SECTION 9.07 - DISSOLUTION OF DEPOSITOR NOT TO TERMINATE. The dissolution of the Depositor from or for any cause whatsoever shall not operate to terminate this Indenture insofar as the duties and obligations of the Trustee and the Evaluator are concerned.

     IN WITNESS WHEREOF, the Depositor has caused this Trust Indenture and Agreement to be executed for Dougherty, Dawkins, Strand & Yost Incorporated by its President or one of its Vice Presidents with its corporate seal to be hereto affixed and attested to by its Secretary or one of its Vice Presidents; The Bank of New York through its Wall Street Trust division has caused this Trust Indenture and Agreement to be executed by one of its Vice Presidents or Assistant Vice Presidents and its corporate seal to be hereto affixed and attested to by one of its Vice Presidents, Assistant Vice Presidents or Assistant Treasurers; and American Portfolio Advisory Services Inc. has caused this Trust Indenture and Agreement to be executed by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and attested to by its Secretary or one of its Assistant Secretaries; all as of the day, month and year first above written.

                                                DOUGHERTY, DAWKINS, STRAND
                                                & YOST INCORPORATED, Depositor

                                                By /s/Kenneth E. Dawkins
                                                  -----------------------------
                                                Its /s/Executive Vice President
                                                  -----------------------------

ATTEST:

By /s/Tom S. Nelson
  -------------------------

Its/s/Senior Vice President
  -------------------------

[Corporate Seal]




STATE OF NEW YORK )
                  ) SS
COUNTY OF NEW YORK)

     I, /s/Donna R. Krettzer, a Notary Public in and for the said County in the State aforesaid, do hereby certify that /s/Kenneth E. Dawkins and /s/Tom S. Nelson, personally known to me to be the same persons whose names are subscribed to the foregoing instrument and personally known to me to be a /s/Executive Vice President and a /s/Senior Vice President, respectively, of Dougherty, Dawkins, Strand & Yost Incorporated, appeared before me this day in person, and acknowledged that they signed, sealed with the corporate seal of Dougherty, Dawkins, Strand & Yost Incorporated, and delivered the said instrument as their free and voluntary act as such /s/Executive Vice President and /s/Senior Vice President, respectively, and as the free and voluntary act of Dougherty, Dawkins, Strand & Yost Incorporated for the uses and purposes therein set forth.

     GIVEN,  under my hand and  notarial  seal this  /s/15th day of  /s/October,
1986.

                                                /s/Donna R. Krettzer
                                                -----------------------
                                                Notary Public

                                                 [NOTARY STAMP]


                                                THE BANK OF NEW YORK,
                                                Wall Street Trust division,
                                                Trustee



                                                By /s/Jim Sanablia
                                                  ------------------------
                                                  Its /s/VP
                                                    ----------------------

ATTEST:

By /s/Patrick Griffan
   ------------------
   Its /s/Asst. VP
      ---------------


[Corporate Seal]



STATE OF NEW YORK )
                  ) SS
COUNTY OF NEW YORK)

     I, /s/Donna R. Krettzer, a Notary Public in and for the said County in the State aforesaid do hereby certify that /s/Jim Sanablia and /s/Patrick Griffan, personally known to me to be the same persons whose names are subscribed to the foregoing instrument and personally known to me to be a /s/Vice President and a[n] /s/Asst. Vice President, respectively, of The Bank of New York, Wall Street Trust division, appeared before me this day in person, and acknowledged that they signed, sealed with the corporate seal of The Bank of New York, Wall Street Trust division, and delivered the said instrument as their free and voluntary act as such /s/Vice President and /s/Asst. Vice President, respectively, and as the free and voluntary act of The Bank of New York, Wall Street Trust division, for the uses and purposes therein set forth.

     GIVEN,  under my hand and notarial  seal this  /s/15th day of  /s/October ,
1986.

                                                /s/Donna R. Krettzer
                                                -----------------------
                                                Notary Public


[SEAL]

My commission expires:
     /s/8/31/88


                                                AMERICAN PORTFOLIO ADVISORY
                                                  SERVICE INC.,
                                                Evaluator

                                                By /s/Frederick T. Croft
                                                   -------------------------
                                                  Its /s/ 1st Vice President
                                                      ----------------------

ATTEST:

By /s/Scott E. Martin
   --------------------------
   Its /s/Assistant Secretary
       ----------------------

[Corporate seal]

STATE OF ILLINOIS )
                  ) SS
COUNTY OF DU PAGE )

     I, /s/Patricia A. Leopold, a Notary Public in and for the said County in the State aforesaid, do hereby certify that /s/Scott E. Martin and Frederick T. Croft, personally known to me to be the same persons whose names are subscribed to the foregoing instrument and personally known to me to be a /s/Asst. Secretary and a /s/First Vice President, respectively, of American Portfolio Advisory Service Inc., appeared before me this day in person, and acknowledged that they signed, sealed with the corporate seal of American Portfolio Advisory Service Inc., and delivered the said instrument as their free and voluntary act as such Asst. Secretary and First Vice President, respectively, and as the free and voluntary act of American Portfolio Advisory Service Inc., for the uses and purposes therein set forth.

     GIVEN,  under my hand and  notarial  seal this  /s/14th day of  /s/October,
1986.


                                                /s/Patrica A Leopold
                                                -----------------------
                                                Notary Public


[SEAL]

My commission expires:

"My Commission Expires Jan. 8, 1990"
           [Notary Stamp]



                                                                       EXHIBIT A

                        FORM OF CERTIFICATE OF OWNERSHIP
                              (Face of Certificate)

No.                                                                        Units



                            CERTIFICATE OF OWNERSHIP

                                 -- evidencing -

                              An Undivided Interest

                                     in the

                         Voyageur Unit Investment Trust

         CUSIP                      Series          Plan of Distribution
         -----                      ------          --------------------

--------------------------------------------------------------------------------


     This is to certify that ____________________ is the owner and registered holder of this Certificate evidencing the ownership of ________ unit(s) of undivided interest in the series of the Voyageur Unit Investment Trust specified on the face hereof (hereinafter called the "Trust Fund"), created by the Trust Indenture and Agreement and related Reference Trust Agreement (hereinafter collectively referred to as the "Indenture") among Dougherty, Dawkins, Strand & Yost Incorporated, as Depositor (hereinafter called the "Depositor"), The Bank of New York through its Wall Street Trust division, as Trustee (hereinafter called the "Trustee"), and American Portfolio Advisory Service Inc., as Evaluator (hereinafter called the "Evaluator"). The Trust Fund consists of (a) such of the municipal obligations deposited in trust and listed in Exhibit A of the Reference Trust Agreement and any other obligations that may be deposited in the Trust Fund in exchange or substitution therefor in accordance with the Indenture, as may from time to time continue to be held as part of the Trust Fund, and (b) such cash amounts as from time to time may be held in the Interest Account of the Trust Fund and the Principal Account maintained under the Indenture in the manner described below.

     At any given time this Certificate shall represent a fractional undivided interest in the Trust Fund, the numerator of which fraction shall be the number of units set forth on the face hereof and the denominator of which shall be the total number of units of undivided fractional interest represented by all Certificates of the Trust Fund which are outstanding at such time. Such Certificates include Units of the Trust Fund, if any, held in book entry form on the books of the Trustee.

     The Depositor hereby grants and conveys all of its right, title and interest in and to the Trust Fund to the extent of the fractional undivided interest represented hereby to the registered holder of this Certificate subject to and in pursuance of the Indenture, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

     The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Trustee at its corporate trust office in the City of New York, and upon payment of any tax or other governmental charges, to receive, on the seventh calendar day following the day on which such tender is made, or, if such calendar day is not a business day, on the first business day prior to such calendar day, an amount in cash equal to the evaluation of the fractional undivided interest in the Trust evidenced by this Certificate, upon the basis provided for in the Indenture. The right of redemption may be suspended and the date of payment may be postponed for any period during which the New York Stock Exchange is closed or trading on that Exchange is restricted, for any period during which an emergency exists so that disposal of the obligations held in the Trust Fund is not reasonably practicable or it is not reasonably practicable to determine fairly the value of such obligations, or for such other periods as the Securities and Exchange Commission may by order permit.

     Interest received by the Trustee as part of the Trust Fund (including interest accrued and unpaid prior to the day of deposit of any obligation in the Trust Fund and that part of the proceeds of the sale, liquidation, redemption or maturity of any such obligation which represents accrued interest) shall be credited by the Trustee to the Interest Account. The fractional undivided interest represented by this Certificate in the balance in the Interest Account (after the deductions referred to below) shall be computed as of the First Settlement Date, as defined in the Indenture, and paid to the Depositor on such date. The next computation shall be made as of the First General Record Date, as defined in the Indenture, and an amount in cash equal to the share of the Interest Account represented by this Certificate shall be distributed on the fifteenth day of the month following the month in which the First General Record Date occurs, or within a reasonable period of time thereafter, to or upon the order of the registered holder of this Certificate at the close of business on the First General Record Date. Thereafter, distributions will be made as of the first day of June and December of each year, commencing with the first such day following the date of this Certificate, and an amount in cash equal to the share of the Interest Account represented by this Certificate will be distributed on the fifteenth day of June and December, respectively, or within a reasonable period of time thereafter, to or upon the order of the registered holder of this Certificate at the close of business on the first day of the month in which the distribution is made.

     All moneys (other than interest) received by the Trustee as part of the Trust Fund (including amounts received from the sale, liquidation, redemption or maturity of any obligations held in the Trust Fund) shall be credited by the Trustee to a separate Principal Account. The fractional undivided interest represented by this Certificate in the cash balance in the Principal Account (after the deductions referred to below) shall be computed as of the First General Record Date and thereafter as of June 1 and December 1 of each year, commencing with the first such day following the First General Record Date. The first distribution of funds from the Interest Account shall be made as provided in the Indenture and, thereafter, an amount in cash equal to the sum of said fractional undivided interests in the Interest Account and Principal Account, computed as set forth above, shall be distributed on the fifteenth day of June and December, or within a reasonable period of time thereafter, to the registered holder of this Certificate at the close of business on the first day of the month in which such distribution is made. The Trustee shall not be required to make a distribution from the Principal Account unless the cash balance on deposit therein available for such distribution shall be sufficient to distribute at least $1.00 per Unit.

     Distributions from the Interest and Principal Accounts shall be made by mail at the post office address of the holder hereof appearing in the registration books of the Trustee.

     From time to time deductions shall be made from the Interest Account and Principal Account, as more fully set forth in the Indenture, for redemptions, compensation of the Trustee, the Depositor and the Evaluator, reimbursement of certain expenses incurred by or on behalf of the Trustee or the Depositor, certain legal expenses and payment of, or the establishment of a reserve for, applicable taxes, if any.

     Within a reasonable period of time after the end of each calendar year the Trustee shall furnish to the registered holder of this Certificate a statement setting forth, among other things, the amounts received and deductions therefrom and the amounts distributed during the preceding year in respect of interest on, and sales, redemptions or maturities of, obligations held in the Trust Fund.

     This Certificate shall be transferable by the registered holder hereof by presentation and surrender hereof at the corporate trust office of the Trustee properly endorsed on the reverse hereof or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the registered holder hereof or his authorized attorney. Certificates of the Trust Fund are interchangeable for one or more Certificates in an equal aggregate number of Units of undivided interest in the Trust Fund at the corporate trust office of the Trustee, in denominations of a single Unit of undivided interest or any multiple thereof.

     The holder hereof may be required to pay a charge of $2.00 per Certificate issued in connection with the transfer or interchange of this Certificate and any tax or other governmental charge that may be imposed in connection with the transfer, interchange or other surrender of this Certificate. The holder of this Certificate, by virtue of the acceptance hereof, assents to and shall be bound by the terms of the Indenture, a copy of which is on file and available for inspection at the corporate trust office of the Trustee, to which reference is made for all the terms, conditions and covenants thereof.

     The Trustee may deem and treat the person in whose name this Certificate is registered upon the books of the Trustee as the owner hereof for all purposes and the Trustee shall not be affected by any notice to the contrary.

     The Trust Fund and the Indenture, only insofar as it relates to the Trust Fund, shall terminate upon the maturity, redemption, sale or other disposition of the last bond held thereunder; provided, however, that in no event shall the Indenture and the Trust Fund continue beyond the end of the calendar year immediately preceding the fiftieth anniversary of the date of the Indenture. The Indenture also provides that the Trust Fund may be terminated at any time by the written consent of holders of Certificates evidencing 51% of the then outstanding Units of the Trust Fund. The Indenture further provides that the Trust Fund may be terminated if the value of the Trust Fund decreases to 20% or less of the principal amount of bonds originally deposited in the Trust Fund or in the event of a redemption by the Depositor and/or one or more Underwriters of Units not theretofore sold in a number sufficient to reduce the net worth of the Fund to less than 40% of the principal amount of bonds originally deposited in the Trust Fund. Upon any termination, the Trustee shall fully liquidate the bonds then held and distribute pro rata the funds then held in the Trust Fund upon the surrender of the Certificates, all in the manner provided in the Indenture. Upon termination, the Trustee shall be under no further obligation with respect to the Trust Fund, except to hold the funds in Trust without interest until distribution as aforesaid and shall have no duty upon any such termination to communicate with the holder hereof other than by mail at the address of such holder appearing in the registration books of the Trustee.

     This Certificate shall not become valid or binding for any purpose until properly executed by the Trustee under the Indenture.

     IN WITNESS WHEREOF, Dougherty, Dawkins, Strand & Yost Incorporated, as Depositor, has caused this Certificate to be executed in facsimile by its Executive Vice President and The Bank of New York through its Wall Street Trust division, as Trustee, has caused this Certificate to be executed in its corporate name by an authorized officer.

Date:

                                                 DOUGHERTY, DAWKINS, STRAND &
                                                   YOST INCORPORATED, Depositor


                                                 By ____________________________
                                                    Executive Vice President



                                                 THE BANK OF NEW YORK,
                                                   Wall Street Trust division,
                                                   Trustee


                                                 By ____________________________
                                                    Authorized Officer


                            (REVERSE OF CERTIFICATE)

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -         as tenants in common
         TEN ENT -         as tenants by the entireties
         JT TEN  -         as joint tenants with right of survivorship
                           and not as tenants in common
         UNIF TRANS MIN ACT________________ Custodian
                               (Cust)
                      _____________ under Uniform Transfers
                         (Minor)
                      to Minors Act ______________________
                                            (State)

Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

Please insert Social Security or other identifying number of assignee.

________________________________

     For value received, the undersigned hereby sells, assigns and transfers unto _________________ the within Certificate and all rights hereunder, and does hereby irrevocably constitute and appoint ______________________ attorney to transfer the within Certificate on the books of the Trustee, with full power of substitution in the premises.

Date:

                                                  ______________________________
                                                  NOTICE: The signature to this
                                                  assignment must correspond
                                                  with the name as it appears on
                                                  the face of this Certificate
                                                  in every particular.

                                                  Signature guarantee  must be
                                                  made by the Depositor, a
                                                  member of the New York,
                                                  American, Midwest or Pacific
                                                  Stock Exchange, or a
                                                  commercial bank or trust
                                                  company having its principal
                                                  office or correspondent
                                                  in the City of New York.

                                                  Signature Guaranteed:


                                                  ______________________________

                                                  ______________________________


STATEMENT REGARDING DISTRIBUTIONS

     On the face of this Certificate it is indicated whether the registered holder hereof has elected to receive distributions from the Interest Account monthly, quarterly or semi-annually.

     This Certificate by its terms provides that distributions from the Interest Account shall be computed as of the First Settlement Date and paid to the Depositor on such date. The next computation shall be made as of the First General Record Date and an amount in cash equal to the share of the Interest Account represented by this Certificate shall be distributed on the fifteenth day of the month following the month in which the First General Record Date occurs, or within a reasonable period of time thereafter, to or upon the order of the registered holder of this Certificate at the close of business on the First General Record Date. Thereafter, distributions will be made as of the first day of June and December of each year, commencing with the first such day following the date of this Certificate, and an amount in cash equal to the share of the Interest Account represented by this Certificate will be distributed on the fifteenth day of June and December, respectively, or within a reasonable period of time thereafter, to or upon the order of the registered holder of this Certificate at the close of business on the first day of the month in which the distribution is made.

     If the registered holder hereof has elected the monthly or quarterly option, then he agrees that, in lieu of the distributions provided by this Certificate, the fractional undivided interest represented by this Certificate in the balance of the Interest Account shall be computed monthly or quarterly, respectively, as indicated on the face hereof. All Certificateholders of record, however, regardless of the plan of distribution selected, will receive the distribution to be made on the First Distribution Date and thereafter distributions will be made monthly, quarterly or semi-annually, depending upon the plan of distribution chosen by the holder hereof.

     If quarterly distributions have been selected, the fractional undivided interest represented by this Certificate in the balance of the Interest Account, after the First Distribution Date, as defined in the Indenture, and after the deductions referred to in this Certificate, will be computed as of the first day of March, June, September and December, commencing with the first such day after the First General Record Date, and subsequent to the date of this Certificate, and an amount in cash as thus computed distributed to or upon the order of the holder at such date of computation on or shortly after the fifteenth day of each such month.

     If monthly distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account, after the First Distribution Date and after the deductions referred to in this Certificate, will be computed as of the first day of each month of each year, commencing with the first such day after the First General Record Date, and subsequent to the date of this Certificate, and an amount in cash as thus computed distributed to or upon the order of the holder at such date of computation on or shortly after the fifteenth day of each such month.

     The plan of distribution chosen by the registered holder hereof may be changed by written notice to the Trustee not later than June 15 in any calendar year by surrender to the Trustee of this Certificate, together with a completed form for selection of a plan of distribution provided by the Trustee. A plan of distribution shall continue in effect until changed as herein provided. A change in a plan of distribution may only be made as indicated herein and will be effective as of June 2 for the ensuing 12 months.

     In the event the amount on deposit in the Interest Account is not sufficient for the payment of the amount of interest to be distributed to Certificateholders participating in a distribution, the Trustee shall advance its own funds and cause to be deposited in and credited to the Interest Account such amounts as may be required to permit payment of the distribution to be made and shall be entitled to be reimbursed, without interest, out of interest received by the Trust Fund subsequent to the date of such advance and subject to the condition that any such reimbursement shall be made only under conditions which will not reduce the funds in or available for the Interest Account to an amount less than required for the next ensuing distribution of interest. Distributions to Certificateholders who are participating in one of the optional plans for distribution of interest shall not be affected because of advancements by the Trustee for the purpose of equalizing distributions to Certificateholders participating in a different plan.